                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated: June 28, 2000






                                        /s/ Paul W. Jones
                                        ----------------------------------------
                                        Paul W. Jones, individually

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated: June 30, 2000





                                        /s/ John L.  Workman
                                        ---------------------------------------
                                        John L.  Workman, individually

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000






                                             /s/ Ricardo Poma
                                             ---------------------------------
                                             Ricardo Poma, individually

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000



                                             SALCORP LTD.



                                             /s/ Ricardo Poma
                                             ----------------------------------
                                             By: Ricardo Poma
                                             Title: President

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000


                                             KATSURA, S.A.



                                             /s/ Ricardo Poma
                                             ----------------------------------
                                             By: Ricardo Poma
                                             Title: President

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000


                                             BARCEL CORPORATION



                                             /s/ Lloydtru Limited
                                             ---------------------------------
                                             By: Lloydtru Limited
                                             Title: Director

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000


                                             SCARSDALE COMPANY N.V., INC.




                                             /s/ Francisco A.  Soler
                                             ---------------------------------
                                             By: Francisco A.  Soler
                                             Title: President

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000





                                             /s/ Francisco A.  Soler
                                             ----------------------------------
                                             Francisco A. Soler, individually

                                                                    EXHIBIT 99.2


                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000



                                        WINDSOR INTERNATIONAL CORPORATION



                                        /s/ Francisco A.  Soler
                                        --------------------------------------
                                        By: Francisco A.  Soler
                                        Title: President

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000



                                             ATLAS WORLD CARRIERS S.A.



                                             /s/ Francisco A.  Soler
                                             ----------------------------------
                                             By: Francisco A.  Soler
                                             Title: President

                                                                    EXHIBIT 99.2


                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000



                                        THE WORLD FINANCIAL CORPORATION S.A.



                                        /s/ Francisco A.  Soler
                                        --------------------------------------
                                        By: Francisco A.  Soler
                                        Title: President

                                                                    EXHIBIT 99.2


                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 28, 2000






                                                  /s/ Roger B.  Farley
                                                  ----------------------------
                                                  Roger B. Farley, individually

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 29, 2000






                                                  /s/ David R.  Ford
                                                  ----------------------------
                                                  David R. Ford, individually

                                                                    EXHIBIT 99.2


                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 28, 2000






                                             /s/ Thomas A.  Scrimo
                                             ---------------------------------
                                             Thomas A. Scrimo, individually

                                                                    EXHIBIT 99.2


                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000






                                             /s/ J.  Michael Kirk
                                             ----------------------------------
                                             J. Michael Kirk, individually

                                                                    EXHIBIT 99.2


                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000






                                        /s/ Gillian V.N. Derbyshire
                                        --------------------------------------
                                        Gillian V.N. Derbyshire, individually

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                   In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000






                                                  /s/ Carl Ferenbach
                                                 -------------------------------
                                                  Carl Ferenbach, individually

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                   In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000






                                                  /s/ Louis B.  Susman
                                                  ------------------------------
                                                  Louis B.  Susman, individually

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                   In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 29, 2000




                                                  SALOMON SMITH BARNEY INC.



                                                  /s/ Howard Darmstadter
                                                  ------------------------------
                                                  By: Howard Darmstadter,
                                                        Assistant Secretary

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                   In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 29, 2000




                                           SALOMON BROTHERS HOLDING COMPANY
                                           INC.




                                           /s/ Howard Darmstadter
                                           -------------------------------------
                                           By: Howard Darmstadter,
                                                Assistant Secretary

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                   In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 29, 2000




                                              SALOMON SMITH BARNEY HOLDINGS INC.






                                              /s/ Howard Darmstadter
                                              ----------------------------------
                                              By: Howard Darmstadter,
                                                   Assistant Secretary

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                   In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 29, 2000




                                                  CITIGROUP INC.




                                                  /s/ J.B. Wollard
                                                  ------------------------------
                                                  By: Joseph B.  Wollard,
                                                       Assistant Secretary

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                   In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 28, 2000




                                                  LENNOXVILLE INVESTMENTS, INC.




                                                  /s/ Carlos Mejia
                                                  ------------------------------
                                                  By: Carlos Mejia
                                                  Title: President

                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT

                   In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the person named below and each person signing a similar joint filing agreement agrees to the joint filing of a Statement on
Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.01 per share, of U.S. Can Corporation, a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Rule 13d-1(k)(l)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Dated: June 30, 2000




                                                  EMPIRE INVESTMENTS, S.A.




                                                  /s/ Diego Ribadeneria
                                                  ------------------------------
                                                  By: Diego Ribadeneria
                                                  Title: